                                                                    EXHIBIT 10.8

                      FIRST AMENDMENT AND SECOND SUPPLEMENT
                                       TO
                          SECURITY AND PLEDGE AGREEMENT


                  This First Amendment and Second Supplement to Security and Pledge Agreement ("First Amendment and Second Supplement") is made and entered into as of June 28, 2002 by and between INTEGRITY MEDIA, INC. (f/k/a Integrity Incorporated), a Delaware corporation ("Grantor") and LASALLE BANK NATIONAL ASSOCIATION, as Administrative Agent (including any successor, participant, assignee, pledgee or transferee thereof, "Administrative Agent"), for itself and the Lenders. Capitalized terms used herein but not defined herein are used with the meanings given them in the Security Agreement.


                                   WITNESSETH:


                  WHEREAS, the supplement described in this First Amendment and Second Supplement is delivered pursuant to Section 1.4 of the Security and Pledge Agreement dated as of April 25, 2001 by and between Grantor and Administrative Agent (the "Security Agreement"); and

                  WHEREAS, pursuant to that certain Credit Agreement by and among Grantor, Lenders and Administrative Agent dated as of April 25, 2001 (as the same has been, and may be further, amended from time to time, "Credit Agreement"), Grantor executed and delivered the Security Agreement; and

                  WHEREAS, Grantor, Administrative Agent, M2 Communications, L.L.C., and Integrity Publishers, Inc. are entering into a certain Third Amendment to Credit Agreement which necessitates the reaffirmation and supplement described herein; and

                  WHEREAS, the State of Illinois adopted Revised Article 9 of the Uniform Commercial Code, with an effective date of July 1, 2001 ("Revised 9"); and

                  WHEREAS, the Grantor and Administrative Agent seek to maintain, continue and modify, as appropriate, the security interest granted in the Security Agreement to comply with Revised 9.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1. Reaffirmation. By executing and delivering this First Amendment and Second Supplement, the undersigned hereby reaffirms and restates the grant to the Administrative Agent for itself and the Lenders, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, and hereby collaterally assigns, conveys, mortgages, pledges, hypothecates and transfers to the Administrative Agent for itself and the Lenders and grants to the Administrative Agent for itself and the Lenders a Lien on and security interest in, all of its right, title and interest in, to and under the Collateral, including without limitation all shares of capital stock, membership interests and all other forms of equity or ownership rights and interests, whether or not certificated, in Integrity Publishers, Inc., a Delaware corporation, and M2 Communications, L.L.C., a Tennessee limited liability company.

                  2. Supplement to Schedule. The information applicable to the undersigned set forth on Schedule I hereto is hereby added to the information set forth in Schedule 2.8 to the Security Agreement. The undersigned hereby represents and warrants that each of the representations and warranties contained in Article 2 of the Security Agreement applicable to it is true and correct on and as of the date hereof as if made on and as of such date.

                  3. Amendments to Security Agreement. The Security Agreement is hereby amended as follows:

                  (a) The phrase "in accordance with Section 9-318(4) of the UCC" set forth in the last paragraph of Section 1.1 shall be replaced with "in accordance with Sections 9-406 and 9-408 of the UCC".

                  (b) The following provision is hereby added to Article 2 of the Security Agreement:

                  "2.13 State of Organization; Federal Employer Identification Number; Transferability. Grantor is organized in the State of Delaware and has been so organized for the four month period preceding the date of the Credit Agreement. Grantor's Federal Employer Identification Number is 63-0952549. Grantor has rights in, or the power to transfer, the Collateral."

                  (c) The following provisions are hereby added to Section 3.9 of the Security:

                  "(e) Grantor will promptly notify the Administrative Agent in writing of any change (i) in its legal name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) in the location of its chief executive office, principal place of business, any office in which it maintains books or records relating to any of the Collateral owned or held by it or on its behalf or any office or facility at which any such Collateral is located (including the establishment of any such new office or facility), (iii) in its identity or legal or organizational structure or its jurisdiction of formation, or (iv) in its Federal Employer Identification Number. Grantor agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the UCC or otherwise that are required in order for the Administrative Agent to continue at all times following such changes to have a valid, legal and perfected security interest in all the Collateral with the priority required hereby; and

                  (f) Grantor shall not permit any Equipment or Inventory to be in the possession or control of any warehouseman, bailee, agent or processor for a period of greater than thirty (30) consecutive days, unless such warehouseman, bailee, agent or processor shall have been notified of Administrative Agent's security interest and shall have acknowledged and agreed in writing to hold such Equipment and Inventory subject to Administrative Agent's security interest and the instructions of the Administrative Agent and to waive and release any lien held by it with respect to such Equipment and/or Inventory, whether arising by operation of law or otherwise."

                  (d) Subpart gg of Section 6.3 of the Security Agreement is hereby deleted in its entirety and is hereby replaced with the following:

         "gg. "UCC" means the Uniform Commercial Code, as amended from time to time, in effect in the State of Illinois or, if the laws of some other jurisdiction otherwise dictates, then the Uniform

         Commercial Code, as amended from time to time, as in effect in the jurisdiction whose laws govern the interpretation of the relevant provisions of this Security Agreement."

                  4. Conditions to Effectiveness. This First Amendment and Second Supplement shall become effective upon the effectiveness of the Third Amendment to Credit Agreement entered into by and among Grantor, M2 Communications, L.L.C., Integrity Publishers, Inc. and Administrative Agent, dated as of June 28, 2002.

                  5. Representations and Warranties. The Grantor hereby represents and warrants as follows:

                  (a) This First Amendment and Second Supplement and the Security Agreement, amended hereby, constitute legal, valid and binding obligations of the Grantor and are enforceable against the Grantor in accordance with their respective terms.

                  (b) Upon the effectiveness of this First Amendment and Second Supplement, Grantor hereby reaffirms all covenants, representations and warranties made in the Security Agreement to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this First Amendment and Second Supplement.

                  (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this First Amendment and Second Supplement.

                  (d) The Borrowers have no defense, counterclaim or offset with respect to the Security Agreement or any of the other Loan Documents.

                  (e) Grantor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all organizational powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, and to execute and perform this First Amendment and Second Supplement.

                  (f) The security interests granted to the Administrative Agent in the Security Agreement, as amended hereby, continue to be valid, effective, properly perfected, enforceable, and, are hereby ratified and confirmed in all respects;

                  6. Effect on the Security Agreement.

                   (a) Upon the effectiveness of this First Amendment and Second Supplement, each reference in the Security Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Security Agreement as amended hereby.

                   (b) Except as specifically amended herein, the Security Agreement, the Loan Documents, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                   (c) The execution, delivery and effectiveness of this First Amendment and Second Supplement shall not operate as a waiver of any right, power or remedy of Administrative Agent, nor constitute a waiver of any provision of the Security Agreement, the Loan Documents, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

                  7. Governing Law. This First Amendment and Second Supplement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of Illinois.

                  8. Headings. Section headings in this First Amendment and Second Supplement are included herein for convenience of reference only and shall not constitute a part of this First Amendment and Second Supplement for any other purpose.

                  9. Counterparts. This First Amendment and Second Supplement may be executed by the parties hereto in one or more counterparts, each of which taken together shall be deemed to constitute one and the same instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                   IN WITNESS WHEREOF, this First Amendment and Second Supplement has been duly executed as of the day and year first written above.

                                INTEGRITY MEDIA, INC.


                                By:     /s/ Donald S. Ellington
                                     -------------------------------------------
                                Name:    Donald S. Ellington
                                       -----------------------------------------
                                Title:    Senior Vice President
                                        ----------------------------------------




                                            LASALLE BANK NATIONAL ASSOCIATION

                                LASALLE BANK NATIONAL ASSOCIATION

                                By:    /s/ Margaret C. Dierkes
                                     -------------------------------------------
                                Name:    Margaret C. Dierkes
                                       -----------------------------------------
                                Title:    Commercial Banking Officer
                                        ----------------------------------------

                                   SCHEDULE I


      Schedule 2.8 [(a) filing locations and "debtor" names; (b) Items of Collateral that must be Delivered]